     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000
                                                Registration No. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                            JANEX INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


           COLORADO                                           84-1034251
(State or Other Jurisdiction of                            (I.R.S. Employer
 Incorporation or Organization)                          Identification Number)

          2999 N. 44TH ST., SUITE 225, PHOENIX, AZ 85018 (602) 808-8765
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

                           --------------------------

                            JANEX INTERNATIONAL, INC.
                       2000 COMBINATION STOCK OPTION PLAN
                              (Full Title of Plan)

                           --------------------------

                           VINCENT W. GOETT, PRESIDENT
                            JANEX INTERNATIONAL, INC.
                           2999 N. 44TH ST., SUITE 225
                                PHOENIX, AZ 85018
                                 (602) 808-8765
                      (Name, Address and Telephone Number,
                   Including Area Code, of Agent for Service)

                                 WITH A COPY TO:

                           JOHN G. NOSSIFF, JR., ESQ.
                         BROWN, RUDNICK, FREED & GESMER
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                 (617) 856-8200

                           --------------------------

                         CALCULATION OF REGISTRATION FEE


---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                Proposed               Proposed
                                           Amount                Maximum                Maximum                Amount of
  Title of Each Class of                   to Be              Offering Price            Aggregate             Registration
Securities to Be Registered              Registered             Per Share(1)         Offering Price(1)             Fee
---------------------------------------------------------------------------------------------------------------------------
Common Stock,  no par value           2,500,000 Shares(2)          $1.937                $4,842,500              $1,279
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------



(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, on the basis of the average of the high and low reported price of the Common Stock as reported on the National Association of Securities Dealers OTC Bulletin Board on March 20, 2000.

(2) Such presently indeterminable number of additional shares of Common Stock are also registered hereunder as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in Common Stock.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents are hereby incorporated by reference into this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         (b) The Registrant's quarterly report on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999 filed pursuant to Section 13(a) or 15(d) of the Exchange Act; and

         (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A, as amended (Registration No. 0-17929), filed under the Exchange Act with the Securities and Exchange Commission on August 15, 1989.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant has provisions in its Articles of Incorporation which limit the liability of its directors. As permitted by the Colorado Corporation Code, directors will not be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or to its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for acts specified under Section 7-108-403 (formerly Section 7-5-114) of the Colorado Corporation Code, or (iv) for any transaction from which the director derived an improper personal benefit.

         The Registrant has also adopted provisions in its Articles of Incorporation providing that the Registrant has the right and/or duty to indemnify (i) a director of the Registrant to the extent provided by statute, and (ii) any officer, employee, or agent of the Registrant who is not a director to the extent provided by law, or to a greater extent if consistent with law and if provided by resolution of the Registrant's shareholders or directors, or in a contract.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers or controlling persons of the Registrant pursuant to the Registrant's Articles of Incorporation, By-laws, or otherwise, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.  EXHIBITS.


-------------------------------------------------------------------------------------------------------------------
EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-------------------------------------------------------------------------------------------------------------------
4.1*               Specimen Common Stock Certificate, filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 33-36261).
-------------------------------------------------------------------------------------------------------------------
4.2*               Specimen Warrant Certificate, filed as Exhibit 4.2 to Amendment No. 2 to the Company's
                   Registration Statement on Form S-1 (File No. 33-26261).
-------------------------------------------------------------------------------------------------------------------
4.3*               Form of Warrant Agreement, filed as Exhibit 4.3 to Amendment No. 2 to the Company's Registration
                   Statement on Form S-1 (File No. 33-26261).
-------------------------------------------------------------------------------------------------------------------
4.4*               Settlement Warrant Agreement dated March 26, 1996 by and between the Company and Deco Disc
                   Industries, Inc., filed as Exhibit 4.10 to the Company's Form 10-KSB, for the fiscal year ended
                   December 31, 1995.
-------------------------------------------------------------------------------------------------------------------
4.5*               Warrant Agreement dated April 19, 1996, by and between the Company and the Moore Trust, filed as
                   Exhibit 4.10 to Post-Effective Amendment No. 1 to the Company's Registration Statement dated
                   August 6, 1996 (File No. 33-87622).
-------------------------------------------------------------------------------------------------------------------
4.6*               Warrant Agreement dated June 29, 1996, by and between the Company and Leslie Friedland, filed as
                   Exhibit 4.11 to Post-Effective Amendment No. 1 to the Company's Registration Statement dated
                   August 6, 1996 (File No. 33-87622).
-------------------------------------------------------------------------------------------------------------------
4.7*               Warrant Agreement dated June 28, 1996, by and between the Company and Daniel Lesnick, filed as
                   Exhibit 4.12 to Post-Effective Amendment No. 1 to the Company's Registration Statement dated
                   August 6, 1996 (File No. 33-87622).
-------------------------------------------------------------------------------------------------------------------
5**                Opinion of Brown, Rudnick, Freed & Gesmer.
-------------------------------------------------------------------------------------------------------------------
23.1**             Consent of Brown, Rudnick, Freed & Gesmer (contained in its opinion filed as Exhibit 5).
-------------------------------------------------------------------------------------------------------------------
23.2**             Consent of Ernst & Young LLP, independent auditors.
-------------------------------------------------------------------------------------------------------------------
23.3**             Consent of BDO Seidman, LLP, independent auditors.
-------------------------------------------------------------------------------------------------------------------
24**               Power of Attorney (included on the Signature Page of this Registration Statement).
-------------------------------------------------------------------------------------------------------------------
99.1**             Janex International Inc. 2000 Combination Stock Option Plan.
-------------------------------------------------------------------------------------------------------------------


* Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

** Filed herewith.

ITEM 9.  UNDERTAKINGS.

(a)     The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in this Registration Statement;

            PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Registrant's Certificate of Incorporation, as amended, By-Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, Arizona, on March 22, 2000.

                                  JANEX INTERNATIONAL, INC.

                                  By: /S/ Vincent W. Goett
                                      ----------------------------
                                      Vincent W. Goett, President


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vincent W. Goett and Charles M. Foley, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    SIGNATURE                       TITLE                            DATE

/S/ Vincent W. Goett     Chairman of the Board, President        March 22, 2000
---------------------    and Chief Executive Officer
Vincent W. Goett         (Principal Executive Officer)

/s/ Charles M. Foley     Chief Financial Officer, Treasurer,     March 22, 2000
--------------------     Secretary
Charles M. Foley         (Principal Financial Officer)

/s/ Daniel Lesnick       Director                                March 22, 2000
--------------------
Daniel Lesnick

                                  EXHIBIT INDEX



-------------------------------------------------------------------------------------------------------------------
EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-------------------------------------------------------------------------------------------------------------------
4.1*               Specimen Common Stock Certificate, filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 33-36261).
-------------------------------------------------------------------------------------------------------------------
4.2*               Specimen Warrant Certificate, filed as Exhibit 4.2 to Amendment No. 2 to the Company's
                   Registration Statement on Form S-1 (File No. 33-26261).
-------------------------------------------------------------------------------------------------------------------
4.3*               Form of Warrant Agreement, filed as Exhibit 4.3 to Amendment No. 2 to the Company's Registration
                   Statement on Form S-1 (File No. 33-26261).
-------------------------------------------------------------------------------------------------------------------
4.4*               Settlement Warrant Agreement dated March 26, 1996 by and between the Company and Deco Disc
                   Industries, Inc., filed as Exhibit 4.10 to the Company's Form 10-KSB, for the fiscal year ended
                   December 31, 1995.
-------------------------------------------------------------------------------------------------------------------
4.5*               Warrant Agreement dated April 19, 1996, by and between the Company and the Moore Trust, filed as
                   Exhibit 4.10 to Post-Effective Amendment No. 1 to the Company's Registration Statement dated
                   August 6, 1996 (File No. 33-87622).
-------------------------------------------------------------------------------------------------------------------
4.6*               Warrant Agreement dated June 29, 1996, by and between the Company and Leslie Friedland, filed as
                   Exhibit 4.11 to Post-Effective Amendment No. 1 to the Company's Registration Statement dated
                   August 6, 1996 (File No. 33-87622).
-------------------------------------------------------------------------------------------------------------------
4.7*               Warrant Agreement dated June 28, 1996, by and between the Company and Daniel Lesnick, filed as
                   Exhibit 4.12 to Post-Effective Amendment No. 1 to the Company's Registration Statement dated
                   August 6, 1996 (File No. 33-87622).
-------------------------------------------------------------------------------------------------------------------
5**                Opinion of Brown, Rudnick, Freed & Gesmer.
-------------------------------------------------------------------------------------------------------------------
23.1**             Consent of Brown, Rudnick, Freed & Gesmer (contained in its opinion filed as Exhibit 5).
-------------------------------------------------------------------------------------------------------------------
23.2**             Consent of Ernst & Young LLP, independent auditors.
-------------------------------------------------------------------------------------------------------------------
23.3**             Consent of BDO Seidman, LLP, independent auditors.
-------------------------------------------------------------------------------------------------------------------
24**               Power of Attorney (included on the Signature Page of this Registration Statement).
-------------------------------------------------------------------------------------------------------------------
99.1**             Janex International Inc. 2000 Combination Stock Option Plan.
-------------------------------------------------------------------------------------------------------------------


* Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

** Filed herewith.